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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 14, 2005



                          Third Wave Technologies, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                              --------------------
                          (State or other jurisdiction
                                of incorporation)

                000-31745                                     39-1791034
               ------------                                 --------------
               (Commission                                 (I.R.S. Employer
               File Number)                              Identification No.)

           502 South Rosa Road
            Madison, Wisconsin                                  53719
    ---------------------------------                        -----------
 (Address of principal executive offices)                     (Zip Code)


                                 (608) 273-8933
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              (Registrant's telephone number, including area code)


               ---------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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PRELIMINARY NOTE

On December 14, 2005, Third Wave Technologies, Inc. (the "Company") issued a Press Release announcing the resignation of Director, President and Chief Executive Officer, John J. Puisis, and the election of Kevin T. Conroy as Mr. Puisis' successor in the roles of Director, President and Chief Executive Officer of the Company. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 502 of this Current Report on Form 8-K for a description of the Severance and Release Agreement, between Mr. Puisis and the Company.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Mr. Puisis resigned as Director, President and Chief Executive Officer of the Company on December 14, 2005. In connection with Mr. Puisis' resignation, he and the Company entered into a Severance and Release Agreement, dated December 14, 2005 (the "Severance Agreement"). Under the terms of the Severance Agreement, the Company will provide severance benefits to Mr. Puisis consisting of: (i) an amount equal to $880,000, 6/24 ($220,000) of which is payable within three (3) business days of the Revocation Period, and the remainder of which is payable in eighteen (18) monthly installments, plus (ii) $33,572 in cash, payable in twelve
(12) monthly installments. In addition, the Agreement provides that Mr. Puisis will be vested in previously granted, but unvested, stock options and will receive a maximum of $15,000 in outplacement consulting services. The Severance Agreement may be terminated by Mr. Puisis upon written notice delivered on or prior to December 21, 2005.

Mr. Conroy's election by our Board of Directors as Director, President and Chief Executive Officer was effective on December 14, 2005. Mr. Conroy, 40, joined the Company in July 2004 as Vice President of Legal Affairs and was promoted to Vice President and General Counsel shortly thereafter. Prior to joining the Company, he served as a key manager with GE Healthcare, a unit of General Electric Company, between May 2002 and June 2004. Mr. Conroy practiced law from 1991 to 2000, providing counsel to major corporations on intellectual property and transactional matters.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release, dated December 14, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THIRD WAVE TECHNOLOGIES, INC.


                                         /s/ Kevin T. Conroy
                                         -------------------------------------
Dated: December 20, 2005                 Kevin T. Conroy
                                         President and Chief Executive Officer